Jackson Square SMID-Cap Growth Fund
Schedule of Investments
July 31, 2025 (Unaudited)

COMMON STOCKS - 96.6%	Shares	Value
Consumer Discretionary - 7.9%
TopBuild (a)	8,673	$3,212,739
Wyndham Hotels & Resorts	55,005	4,730,430
		7,943,169

Financials - 15.0%
Kinsale Capital Group	8,167	3,599,115
LendingClub (a)	322,301	5,024,673
MarketAxess Holdings	5,754	1,182,447
Ryan Specialty Holdings	36,086	2,208,102
Shift4 Payments - Class A (a)	29,201	3,007,703
		15,022,040

Health Care - 15.4%
Align Technology (a)	17,381	2,242,323
Bio-Techne	57,272	3,134,496
Medpace Holdings (a)	12,374	5,286,173
Molina Healthcare (a)	9,778	1,543,653
Neogen (a)	77,577	360,733
Stevanato Group	119,608	2,955,514
		15,522,892

Industrials - 34.1%(b)
AAON	63,473	5,299,996
Clean Harbors (a)	21,835	5,148,911
Hexcel	75,094	4,498,882
Howmet Aerospace	15,835	2,846,658
Simpson Manufacturing	16,173	2,901,921
SiteOne Landscape Supply (a)	29,448	4,058,818
Vertiv Holdings - Class A	39,294	5,721,206
WillScot Holdings	129,547	3,802,205
		34,278,597

Information Technology - 20.0%
Axcelis Technologies (a)	35,049	2,372,467
BILL Holdings (a)	77,076	3,302,707
CyberArk Software (a)	8,094	3,330,438
Elastic (a)	41,075	3,437,977
Entegris	51,644	4,051,988
Okta (a)	36,350	3,555,030
		20,050,607
Real Estate - 4.2%
SBA Communications	18,816	4,228,332
TOTAL COMMON STOCKS (Cost $83,397,792)		97,045,637

TOTAL INVESTMENTS - 96.6% (Cost $83,397,792)		97,045,637
Money Market Deposit Account - 2.3% (c)		2,290,119
Other Assets in Excess of Liabilities - 1.1%		1,108,777
TOTAL NET ASSETS - 100.0%		$100,444,533
two		–%
Percentages are stated as a percent of net assets.		–%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2025 was 2.47%.

Summary of Fair Value Disclosure as of July 31, 2025 (Unaudited)

Jackson Square SMID-Cap Growth Fund (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks	97,045,637	–	–	97,045,637
Total Investments	97,045,637	–	–	97,045,637

Refer to the Schedule of Investments for further disaggregation of investment categories.